UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

VENETIAN-1 ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-56377	87-2959575
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2255 Glades Road, Suite 324A,

Boca Raton, Florida, 33431

(Address of principal executive offices) (Zip Code)

(561) 989-2208

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 13, 2022, Raich Ende Malter & Co. LLP (“REM”) resigned as Venetian-1 Acquisition Corp.’s (the “Company”) independent registered public accounting firm, effective immediately. REM’s audit reports on the Company’s consolidated financial statements, as of, and for the period from September 24, 2021 (Inception) through, November 30, 2021, and for the fiscal year ended December 31, 2021, which included an explanatory paragraph as to the Company’s ability to continue as a going concern, did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from September 24, 2021 (Inception) through November 30, 2021, the fiscal year ended December 31, 2021, and in the subsequent interim period through July 13, 2022, there were (i) no disagreements between the Company and REM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of REM, would have caused REM to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided REM with a copy of the foregoing disclosures and has requested that REM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company set forth above. A copy of REM’s letter, dated July 19, 2022, is filed as Exhibit 16.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

16.1	Letter from Raich Ende Malter & Co. LLP., dated July 19, 2022 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENETIAN-1 ACQUISITION CORP.

Dated: July 19, 2022	/s/ Ian Jacobs
Ian Jacobs
President and Chief Executive Officer

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